UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

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In re                                  :
                                       :
DISCOVERY ZONE, INC., et al.,*         :     Chapter 11
                                       :     Case No. 96-411 (HSB)
                                       :
                                       :
                        Debtors.       :     (Jointly Administered)
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            ORDER (i) APPROVING THE SUPPLEMENTED DISCLOSURE STATEMENT
          AND FORM OF SUPPLEMENTAL BALLOT, (ii) ESTABLISHING PROCEDURES
         FOR RE-SOLICITATION OF VOTES ON THIRD AMENDED JOINT CHAPTER 11
           PLAN, (iii) ESTABLISHING VOTING DEADLINE AND PROCEDURES FOR
         TABULATION OF VOTES ON THIRD AMENDED JOINT CHAPTER 11 PLAN AND
               (iv) SCHEDULING HEARING TO CONSIDER CONFIRMATION OF
                       THIRD AMENDED JOINT CHAPTER 11 PLAN

            The Second Amended Joint Disclosure Statement (the "Disclosure Statement" and, as modified by the Supplement, the "Supplemented Disclosure Statement"), under chapter 11, title 11, United States Code (the "Bankruptcy Code"), having been filed by Discovery Zone, Inc. and nineteen of its affiliates as debtors and debtors in possession in these chapter 11 cases (collectively, the "Debtors"), on March 11, 1997, accompanying the Third Amended Joint Plan of Reorganization filed by the Debtors on March 11, 1997; the

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*  Discovery Zone, Inc., Beaverton Fun Fitness, Inc., DJM Management, Inc., DZ
   of Connecticut, Inc., DZ of Georgia, Inc., DZ of Massachusetts, Inc., DZ of Missouri, Inc., DZ of New York, Inc., DZ of Pennsylvania, Inc., DZ of Wisconsin, Inc., Portland Fun Fitness, Inc., Vancouver Fun Fitness, Inc., Discovery Zone (Puerto Rico), Inc., Leaps & Bounds, Inc., Semborg Corp., DZ Party, Inc., DZGP, Inc., Discovery Zone Children's Amusement Corporation, Discovery Zone L.P. and Tumble for Fun Limited Partnership.

Supplement to the Disclosure Statement having been filed by the Debtors on June 6, 1997; it appearing from the affidavits of service and certificates of service on file with the Court that proper and timely notice of the hearing has been given; it appearing that such notice was adequate and sufficient; each of the objections, if any, filed to the Supplemented Disclosure Statement having been either (a) withdrawn or rendered moot by modifications to the Supplemented Disclosure Statement or (b) overruled by the Court; the Debtors making the conforming additions, changes, corrections and deletions to the Supplemented Disclosure Statement necessary to comport with the record of the hearing and the agreements, if any, reached with parties, if any, that had filed objections to the Supplemented Disclosure Statement; and, upon the record of the hearing held before the Court on June 19, 1997, to consider the adequacy of the Supplemented Disclosure Statement and the amendments and revisions set forth in the record of the hearing; and

            It having been determined after a hearing on notice that the Supplemented Disclosure Statement contains adequate information within the meaning of section 1125 of the Bankruptcy Code;

            IT IS HEREBY ORDERED, and notice is hereby given, that:

            1. The Supplemented Disclosure Statement, as modified to comply with the record of the hearing, is hereby approved.

            2. On or before June 23, 1997, the Debtors shall deposit or cause to be deposited in the United States mail, postage prepaid, a sealed confirmation package containing a copy of (i) the Supplement, (ii) the Notice of Order Approving the Supplemented Disclosure Statement and Form of Supplemental ballot, Establishing


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

Procedures for Re-solicitation of Votes on Third Amended Joint Chapter 11 Plan, Establishing Voting Deadline and Procedures for Tabulation of Votes on Third Amended Joint Chapter 11 Plan and Scheduling Hearing to Consider Confirmation of Third Amended Joint Chapter 11 Plan substantially in the form attached hereto as Exhibit A (the "Notice of Order"), and (iii) the appropriate supplemental ballot substantially in the form attached hereto as Exhibit B to creditors who timely submitted a ballot to accept or reject the Plan (each, a "Voting Creditor") other than those Class 9 Creditors (as this term is defined in the Plan) who are beneficial owners holding LYONS through a brokerage firm, bank trust company or other nominee (each, a "Nominee").

            3. On or before June 23, 1997, the Debtors shall deliver confirmation packages containing copies of (i) the Supplement, (ii) the Notice of Order, and (iii) the appropriate supplemental and master supplemental ballots substantially in the form attached hereto as Exhibit B to the Nominee for each Class 9 Voting Creditor, and on or before June 26, 1997, each Nominee shall deposit or cause to be deposited in the United States mail, postage prepaid, a sealed confirmation package containing a copy of (i) the Supplement, (ii) the Notice of Order to the applicable Class 9 Voting Creditors for which a Nominee is the record holder of such LYONS.

            4. Notice of the Supplement to the Disclosure Statement as set forth in paragraphs 2 and 3 of this Order is sufficient and no other notice of the Supplement to the Disclosure Statement is required.

            5. Only Voting Creditors are entitled to cast a supplemental ballot. No other creditor is entitled to cast a supplemental ballot accepting or rejecting the Plan.


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

            6. Each Voting Creditor other than those Class 9 Creditors who are beneficial owners holding LYONS through a Nominee shall deliver its supplemental ballot by mail, hand delivery, overnight courier or facsimile no later than 5:00 p.m., Prevailing Eastern Time, on July 15, 1997 (a "Supplemental Voting Deadline"), to Bankruptcy Services, Inc. (the "Balloting Agent") at the following address:

                              Discovery Zone, Inc.
                          c/o Bankruptcy Services, Inc.
                         70 East 55th Street, 6th Floor
                               New York, NY 10022
                            Facsimile: (212) 376-8989

            7. Each Class 9 Voting Creditor who is a beneficial owner holding LYONS through a Nominee shall deliver its supplemental ballot by mail, hand delivery or overnight courier no later than 5:00 p.m., Prevailing Eastern Time, on July 15, 1997 (a "Supplemental Voting Deadline"), to its Nominee at the address provided by the Nominee.

            8. Each Nominee shall deliver a first master supplemental ballot (each, a "First Master Supplemental Ballot") by mail, hand delivery, overnight courier or facsimile to the Balloting Agent at the address set forth above no later than 5:00 p.m., Prevailing Eastern Time, on July 15, 1997 (a "Supplemental Voting Deadline") with respect to all supplemental ballots received by the Nominee prior to July 13, 1997 at 5:00 p.m. Each Nominee shall deliver, if necessary, a second master supplemental ballot (each, a "Second Master Supplemental Ballot") by mail, hand delivery, overnight courier or facsimile to the Balloting Agent at the address set forth above no later than 10:00 a.m., Prevailing Eastern Time, on July 17, 1997 (a "Supplemental Voting Deadline") with respect to all supplemental ballots


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

received by the Nominee after July 13, 1997 at 5:00 p.m. and prior to July 15, 1997 at 5:00 p.m.

            9. Supplemental ballots received by facsimile transmission by the Balloting Agent on or prior to July 15, 1997 will not be counted unless the original supplemental ballot is received by the Balloting Agent no later than 4:00 p.m., Prevailing Eastern Time, on June 16, 1997. First Master Supplemental Ballots sent by facsimile transmission prior to the July 15, 1997 Supplemental Ballot Deadline will not be counted unless the original First Master Supplemental Ballot is received by the Balloting Agent no later than 5:00 p.m., Prevailing Eastern Time, on June 16, 1997. Second Master Supplemental Ballots sent by facsimile transmission prior to the July 17, 1997 Supplemental Ballot Deadline will not be counted unless the original First Master Supplemental Ballot is received by the Balloting Agent no later than 12:00 p.m., Prevailing Eastern Time, on June 17, 1997.

            10. Any supplemental ballot which is properly completed, executed and timely returned to the Balloting Agent that does not indicate an acceptance or rejection of the Plan will be deemed to be a vote to accept the Plan. Any supplemental ballot which is returned to the Balloting Agent indicating acceptance or rejection of the Plan but which is unsigned will not be counted for purposes of confirmation of the Plan.

            11. Whenever a creditor casts more than one supplemental ballot voting the same claim prior to the applicable Supplemental Voting Deadline, only one supplemental ballot will be counted, and if a creditor casts duplicative supplemental ballots voted inconsistently, they will count as one vote accepting the Plan.


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

            12. Any supplemental ballot received after the deadlines set forth above shall not be counted other than as provided for herein.

            13. The hearing on confirmation of the Plan is scheduled for July 18, 1997, at 2:30 p.m., Prevailing Eastern Time, at the Bankruptcy Court, Marine Midland Plaza, 824 North Market Street, Sixth Floor, Wilmington, Delaware.

            14. Any objection to confirmation of the Plan must be filed with the Clerk of the Bankruptcy Court, together with proof of service, no later than 4:00 p.m., Prevailing Eastern Time, on July 11, 1997, and must be served on each of the persons listed on Schedule A hereto so as to be received by them no later than 4:00 p.m., prevailing Eastern time, on July 11, 1997. Any confirmation objection must be in writing and (a) must state the


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

name and address of the objecting party and the amount of its claims or the nature of its interest and (b) must state, with particularity, the nature of its objection. Any objections to the Plan which were timely filed prior to the April 23, 1997 deadline will be treated as objections to the Plan. There is no need to refile any such objections. Any confirmation objection not filed and served as set forth herein shall be deemed waived and shall not be considered by the Bankruptcy Court.

            15. The Debtors are hereby authorized and empowered to take such steps and perform such acts as may be reasonably necessary to implement and effectuate this Order, including making non-material changes to any disclosure items set forth in the Supplemented Disclosure Statement and updating Schedule 2 to the Plan and Exhibit 3 to the Supplemented Disclosure Statement.

Dated:  June 19, 1997


                                                /s/ Helen S. Balick
                                        ------------------------------------
                                        CHIEF UNITED STATES BANKRUPTCY JUDGE


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

                                   SCHEDULE A

Shearman & Sterling
Douglas P. Bartner
599 Lexington Avenue
New York, New York  10022

Young, Conaway, Stargatt & Taylor
Laura Davis Jones
Scott D. Cousins
Rodney Square North, 11th Floor
P.O. Box 391
Wilmington, Delaware 19899-0391

Office of the United States Trustee
John D. McLaughlin
601 Walnut Street
Curtis Center, Suite 950 West
Philadelphia, Pennsylvania  19106

Wachtell, Lipton, Rosen & Katz
Chaim J. Fortgang
51 West 52nd Street
New York, New York  10019

Duane, Morris & Heckscher
Teresa K. D. Currier
1201 Market Street, Suite 1500
P.O. Box 195
Wilmington, Delaware  19899

Weil, Gotshal & Manges, LLP
Martin J. Bienenstock
767 Fifth Avenue
New York, New York  10153

Bayard, Handelman & Murdoch
Neil Glassman
1300 Delaware Trust Building
902 North Market Street
Wilmington, Delaware  19801
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                                    Exhibit A

                                 Notice of Order
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                                    Exhibit B

                                 Forms of Ballot